UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 27, 2007
Date of Report (Date of earliest event reported)

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-7398	23-2990190

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.02.  Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 27, 2007, Edward A. Brennan ceased to serve as a director of Exelon Corporation (Exelon) upon his death.

On October 29, 2007, Exelon announced that Randall E. Mehrberg would resign from Exelon. On December 28, 2007 Mr. Mehrberg resigned from his position as Exelon’s Executive Vice President, Chief Administrative Officer, and Chief Legal Officer, effective as of the close of business on December 31, 2007. Mr. Mehrberg will remain as an employee of Exelon through June 30, 2008, or such earlier time that he accepts alternative employment or as otherwise mutually agreed, to cooperate with the orderly transition of his duties and to assist in the design and implementation of Exelon’s environmental initiatives.  He will remain eligible for salary and annual incentive compensation through June 30, 2008.  Mr. Mehrberg has entered into a retirement and separation agreement, the terms of which are consistent with the terms of the Exelon Corporation Senior Management Severance Plan and the Exelon Corporation Long-Term Incentive Plan, in which he has agreed to restrictive covenants relating to non-solicitation, non-competition, confidential information, intellectual property, and non-disparagement.  He will receive a distribution of his account balances under the Exelon Corporation Deferred Compensation and Stock Deferral Plans on or about March 15, 2008, and will receive a distribution of his accrued benefit under the Exelon Corporation Supplemental Management Retirement Plan on or about July 15, 2008.

* * * * *

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon’s Third Quarter 2007 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission by Exelon.  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ John F. Young
John F. Young
Executive Vice President, Finance and Markets
and Chief Financial Officer
Exelon Corporation

January 3, 2008